UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 17, 2006
                                                           ------------


                             INVESTORS TITLE COMPANY
               (Exact Name of Registrant as Specified in Charter)


      North Carolina                    0-11774               56-1110199
   --------------------              ---------------         -------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


          121 North Columbia Street, Chapel Hill, North Carolina     27514
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (919) 968-2200
                                                           --------------



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

         On May 17, 2006, the Board of Directors of Investors Title Company (the "Company") approved and adopted the Investors Title Company 2001 Stock Option and Restricted Stock Plan, as amended and restated effective May 17, 2006 (the "Amended Plan"). The amendments were made to (i) allow for the award of stock appreciation rights ("SARs") under the Amended Plan and (ii) conform the Amended Plan to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

         Under the Amended Plan, the Option Committee of the Board of Directors may now grant SARs to eligible participants (in addition to stock options and restricted stock awards, which were already permitted under the plan). The Option Committee may determine the amounts and terms of SARs granted under the Amended Plan at its discretion consistent with the terms and conditions of the Amended Plan. Under the Amended Plan, the maximum term of a SAR is ten years and the grant price may not be less than the fair market value per share of the Common Stock of the Company at the time of grant. Upon exercise of a SAR, the grantee will be entitled to an amount determined by multiplying (i) the difference between the fair market value of a share of Common Stock of the Company on the date of exercise over the grant price by (ii) the number of shares of Common Stock with respect to which the SAR is granted. Payment upon exercise of a SAR will be made in cash, Common Stock or a combination of both at the discretion of the Option Committee. Each SAR grant will be evidenced by a SAR Award Agreement that will specify the grant price, the term of the SAR and any other provisions determined at the discretion of the Option Committee.

         A copy of the Amended Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The above summary of the amendments to the Investors Title Company 2001 Stock Option and Restricted Stock Plan is qualified in its entirety by reference to the full text of the Amended Plan. A copy of the form of the Investors Title Company SAR Award Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits. Exhibit

Number            Description

10.1 Investors Title Company 2001 Stock Option and Restricted Stock Plan, as Amended and Restated Effective May 17, 2006

10.2   Form of Investors Title Company Stock Appreciation Right Award Agreement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INVESTORS TITLE COMPANY

Date:  May 23, 2006              By:       /s/  James A. Fine, Jr.
                                    --------------------------------
                                        James A. Fine, Jr.
                                        President, Treasurer and
                                        Chief Financial Officer

                       EXHIBIT INDEX

Exhibit No.     Exhibit Description

10.1 Investors Title Company 2001 Stock Option and Restricted Stock Plan, as Amended and Restated Effective May 17, 2006

10.2            Form of Investors Title Company Stock Appreciation Right Award
                Agreement.